UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549




                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported) March 20, 2006




                                  FirstFed Financial Corp.
                                  ------------------------
                   (Exact name of registrant as specified in its charter)



     Delaware                  1-9566                      95-4087449
     --------                  ------                      ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,             90401-1490
  ------------------------------------------------              ----------
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check   the   appropriate  box  below if  the  Form 8-K  filing is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ]  Pre-commencement   communications   pursuant   to   Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications   pursuant   to  Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))


                                 Total number of pages is 4
                               Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of February 28, 2006 attached as
Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general,and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein,competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS,  PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

     99.1  Monthly Financial Data as of February 28, 2006(Unconsolidated)

                                    S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.



Dated: March 20, 2006                               By: /s/ Douglas J. Goddard
                                                        ------------------
                                                        Douglas J. Goddard
                                                        Chief Financial Officer

                                     INDEX TO EXHIBITS



Item                                                                    Page

99.1  Monthly Financial Information as of February 28, 2006               4

                                                                   EXHIBIT 99.1

                                                             First Federal Bank of California, fsb
                                                     MONTHLY REPORT OF OPERATIONS Unconsolidated Financial
                                                                        Highlights
                                                                        Unaudited
                                                                   (Dollars in thousands)

                                      As of, for the    As of for the,    As of for the,    As of for the 2,    As of for the 2,
                                      month ended       month ended       month ended       months ended        months ended
                                      February 28,      January 31,       February 28,      February 28,        February 28
                                         2006             2006               2005              2006                2005
                                         ----             ----               ----              ----                ----



Cash and investment securities         $     374,660   $       335,181    $      272,780    $     374,660     $    272,780
Total assets                           $  10,547,530   $    10,503,047    $    8,110,117    $  10,547,530     $  8,110,117

LOANS:
Total mortgage-backed securities       $      70,791   $        72,693    $       92,920    $      70,791     $     92,920
Total loans, net                       $   9,778,117   $     9,776,557    $    7,508,327    $   9,778,117     $  7,508,327

Loans originated/purchased:
  Single family loans                  $     197,153   $       233,324    $      349,993    $     430,477     $    718,317
  Multi-family loans                          12,406            20,938            64,285           33,344          100,238
  Commercial real estate loans                 1,848             1,600               682            3,448           11,429
  Other                                        3,752             2,052             2,995            5,804            5,641
                                        ------------        ----------        ----------       ----------      -----------
                                       $     215,159   $       257,914    $      417,955    $     473,073     $    835,625
                                        ============        ==========        ==========       ==========      ===========

Percentage of ARMs                              100%              100%              100%             100%             100%
originated:

Loan repayments:
  Single family loans                  $     161,800   $       127,938    $       75,107    $     289,738     $    133,080
  Multi-family and commercial
    real estate loans                         42,514            20,904             4,675           63,418           21,062
  Other                                        3,088             7,381             2,036           10,469           17,333
                                        ------------        ----------        ----------       ----------      -----------
                                       $     207,402   $       156,223    $       81,818    $     363,625     $    171,475
                                        ============        ==========        ==========       ==========      ===========

Loans sold                             $       5,643   $         1,856    $           --    $       7,498     $         --
Percentage of portfolio in
   adjustable rate loans                      96.29%            96.14%            93.44%           96.29%           93.44%
Non-performing assets
   to total assets                             0.07%             0.05%             0.06%            0.07%            0.06%

BORROWINGS:
Federal Home Loan Bank
   Advances                            $   4,026,000   $     4,122,000    $    3,100,013    $   4,026,000     $  3,100,013
Reverse
repurchase                             $   1,066,000   $     1,163,684    $      639,596    $   1,066,000     $    639,596
   agreements

DEPOSITS:
Retail deposits                        $   2,607,174   $     2,588,916    $    2,511,561    $   2,607,174     $  2,511,561
Wholesale deposits                         2,088,409         1,868,779         1,333,945        2,088,409        1,333,945
                                        ------------        ----------        ----------       ----------      -----------
                                       $   4,695,583   $     4,457,695    $    3,845,506    $   4,695,583     $  3,845,506
                                        ============        ==========        ==========       ==========      ===========

Net increase (decrease)                $     237,888   $        72,641    $      (1,264)    $     310,529     $     60,611

AVERAGE INTEREST RATES:
Yield on loans                                 6.23%             6.11%             4.75%            6.17%            4.71%
Yield on investments                           4.96%             4.59%             3.52%            4.77%            3.59%
Yield on earning assets                        6.20%             6.06%             4.71%            6.13%            4.67%
Cost of deposits                               3.39%             3.19%             1.85%            3.29%            1.83%
Cost of borrowings                             4.32%             4.19%             2.72%            4.26%            2.68%
Cost of money                                  3.88%             3.74%             2.27%            3.81%            2.23%
Earnings spread                                2.32%             2.32%             2.44%            2.32%            2.44%
Effective net spread (FirstFed Consolidated)   2.42%             2.42%             2.51%            2.42%            2.51%

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